EXHIBIT 23.2



            Consent of Independent Registered Public Accounting Firm

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 16, 2004 in Registration Statement (Form SB-2 No. 333- ) and related Prospectus of Seguso Holdings, Inc. dated February 10, 2005


                                                       /s/ Eisner LLP
                                                       -------------------------

New York, New York
February 10, 2005